Prospectus Supplement                                 44578 7/98
dated July 13, 1998 to:
_________________________________________________________________
Putnam High Yield Advantage Fund (the "fund")
Prospectuses dated March 30, 1998

The first paragraph under the heading "How the fund pursues its objectives - Options and futures portfolio strategies" is replaced with the following:

The fund may engage in a variety of transactions involving the use of options and futures contracts. The fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. For example, if Putnam Investment Management, Inc., the fund's investment manager, expected interest rates to increase, the fund might sell futures contracts on U.S. government securities. If rates were to increase, the value of the fund's fixed-income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts. The fund may also purchase and sell call and put options on futures contracts or on securities it is permitted to purchase in addition to or as an alternative to purchasing and selling futures contracts. The fund may also buy and sell combinations of put and call options on the same underlying security. The fund may also engage in futures and options transactions for nonhedging purposes, such as to substitute for direct investment or to manage the fund's effective duration. Duration is a commonly used measure of the longevity of debt instruments.